Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Bruce N. Alpert, Principal Executive Officer of Gabelli Gold Fund, Inc. (formerly, GAMCO Gold Fund, Inc.) (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/7/12	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

I, Agnes Mullady, Principal Financial Officer and Treasurer of Gabelli Gold Fund, Inc. (formerly, GAMCO Gold Fund, Inc.) (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/7/12	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer